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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): MARCH 29, 2006


                         NORTHERN BORDER PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

           DELAWARE                       1-12202              93-1120873
(State or other jurisdiction of         (Commission           (IRS Employer
        incorporation)                  File Number)        Identification No.)

                  13710 FNB PARKWAY
                  OMAHA, NEBRASKA                             68154-5200
         (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (402) 492-7300

                                 Not Applicable
                           ---------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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EXPLANATORY NOTE:

Northern Border Partners, L.P. files this amended report to correct one typographical error in a report on Form 8-K filed with the Commission on April 4, 2006. In the interest of clarity, this amended report amends and restates in its entirety that previously filed report. The previously filed report incorrectly described the Northern Border Pipeline Company Revolving Credit Agreement as a "$200 million Revolving Credit Agreement," when the Northern Border Pipeline Company Revolving Credit Agreement should be described as a "$175 million Revolving Credit Agreement."

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Northern Border Partners, L.P. owns a 70 percent general partner interest in Northern Border Pipeline Company. On March 29, 2005, Northern Border Pipeline Company ("Northern Border Pipeline"), entered into an amendment (the "First Amendment") to their $175 million Revolving Credit Agreement with the lenders named therein and with Wachovia Bank, National Association, as Administrative Agent, SunTrust Bank, as Syndication Agent, Harris Nesbit Financing, Inc., Barclays Bank PLC, and Citibank, N.A. as Co-Documentation Agents; and Wachovia Capital Markets, LLC and SunTrust Capital Markets, Inc. as Co-Lead Arrangers and Book Managers ( the "NBPL Amended Credit Agreement"). As of April 4, 2006, $7 million in borrowings were outstanding under the NBPL Amended Credit Agreement. The First Amendment amends the definition of "Change in Control" to modify the requirement that Northern Border Partners, L.P. own an interest in Northern Border Pipeline Company from greater than 50% to at least a 50% interest.

The description of the First Amendment set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the First Amendment itself, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits.

  EXHIBIT
  NUMBER            DESCRIPTION OF EXHIBIT
  -------           ----------------------
   10.1        The First Amendment to Revolving Credit Agreement dated March 29,
               2006, among Northern Border Pipeline Company, the lenders from time to time party thereto; Wachovia Bank, National Association, as Administrative Agent; SunTrust Bank, as syndication agent; and
               Harris Nesbit Financing, Inc., Barclays Bank PLC, and Citibank,
               N.A., as co-documentation agents (incorporated by reference to
               Exhibit 10.1 to Northern Border Pipeline Company's Form
               8-K filed April 4, 2006 (File No. 333-87753)).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  NORTHERN BORDER PARTNERS, L.P.

Date:  April 4, 2006                          By: /s/ William R. Cordes
                                                 -------------------------------
                                                  Name: William R. Cordes
                                                  Title: Chief Executive Officer

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                             DESCRIPTION OF EXHIBIT
-------                            ----------------------
 10.1          The First Amendment to Revolving Credit Agreement dated March 29,
               2006, among Northern Border Pipeline Company, the lenders from time to time party thereto; Wachovia Bank, National Association, as Administrative Agent; SunTrust Bank, as syndication agent; and
               Harris Nesbit Financing, Inc., Barclays Bank PLC, and Citibank,
               N.A., as co-documentation agents (incorporated by reference to
               Exhibit 10.1 to Northern Border Pipeline Company's Form 8-K filed
               April 4, 2006 (File No. 333-87753)).